SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


               Date of Report
               (Date of earliest
               event reported):    March 5, 1996


                            Journal Communications, Inc.
             (Exact name of registrant as specified in its charter)


      Wisconsin                      0-7831                    39-0382060
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


   Journal Square, P. O. Box 661, 333 West State Street, Milwaukee, WI  53201
          (Address of principal executive offices, including zip code)


                                 (414) 224-2728
                         (Registrant's telephone number)

   Item 5.     Other Events.

          On March 5, 1996, the Board of Directors of Journal Communications, Inc. (the "Company") amended Article III-A of the Company's By-laws with respect to the indemnification of directors, officers and certain other persons and Section 1 of Article I of the Company's By-laws with respect to certain procedures relating to the Company's annual meeting of stockholders. A complete copy of the Company's By-laws, as amended, is filed as an exhibit to this report.


   Item 7.     Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.  The following exhibit is being filed herewith:

               (3.1) By-laws of Journal Communications, Inc., as amended March 5, 1996.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   JOURNAL COMMUNICATIONS, INC.



   Date:  March 5, 1996                 By:   /s/ Paul E. Kritzer
                                        Paul E. Kritzer
                                        Vice President and General Counsel

                          JOURNAL COMMUNICATIONS, INC,

                   Exhibit Index to Current Report on Form 8-K
                               Dated March 5, 1996


   Exhibit
   Number


   (3.1)       By-laws of Journal Communications, Inc., as amended March 5,
               1996.